                                    EXHIBIT 4

CERTIFICATE NO.                                                 NUMBER OF SHARES
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

[LOGO]                         HOLLOW EGG ONE INC.
                               $.00 PAR VALUE                    SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 000000 00 0

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SHARES OF STOCK SHALL BE ISSUED FROM TIME TO TIME, IN ONE OR MORE CLASSES OR ONE OR MORE SERIES, WITHIN ANY CLASS THEREOF, WITH SUCH RIGHTS, QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS AS PERMITTED BY LAW, AS THE DIRECTORS OF THE CORPORATION SHALL DETERMINE.

THIS IS TO CERTIFY THAT


IS THE OWNER OF

                     FULLY PAID AND NON-ASSESSABLE SHARES OF
                                 COMMON STOCK OF
                               HOLLOW EGG ONE INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.
                                      COUNTERSIGNED:
DATED                                 CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                (NEW YORK, NEW YORK)
                                                         TRANSFER AGENT
                                                      BY
/s/ Valerie N. Charles           /s/ Thomas C. Souran    AUTHORIZED OFFICER
    SECRETARY                         CHAIRMAN
                                [CORPORATE SEAL]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM     - as tenants in common             UNIF GIFT MIN ACT        - . . . . . . Custodian . . . . . .
                                                                             (Cust)                    (Minor)
     TEN ENT     - as tenants by the entireties     under Uniform Gifts
                                                    to Minors Act . . . .
                                                                  (State)
     JT TEN      - as joint tenants with right of
                 survivorship and not as tenants
                 in common

                 Additional abbreviations may also be used though not in the above list






                                 ASSIGNMENT FORM
                       (To Be Signed Only Upon Assignment)

  For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE




--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)


--------------------------------------------------------------------------------


Shares evidenced by the within Share Certificate, and appoints
                                                               -----------------



--------------------------------------------------------------------------------
to transfer said Share Certificate and Shares on the books of HOLLOW EGG ONE INC. with full power of substitution in the premises.




Dated:                      , 20
---------------------------        --------


In presence of:

------------------------------------------   -----------------------------------
                                                (Signature must conform in all
                                                respects to the name of
                                                Shareholder as specified on the
                                                face of the Share Certificate,
                                                without alteration, enlargement
                                                or any change whatsoever, and
                                                the signature must be guaranteed
                                                in the usual manner).